Furmanite Corporation QUARTER ENDED MARCH 31, 2015 Joseph E. Milliron, Chairman of the Board, Chief Executive Officer & President Robert S. Muff, Chief Financial Officer & Chief Administrative Officer

Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the Company’s Form 10-K as of December 31, 2014 and Form 10-Q as of March 31, 2015 filed with the Securities and Exchange Commission. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this presentation will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements. 2

Furmanite Corporation QUARTER ENDED MARCH 31, 2015 Financial Review  Robert S. Muff, Chief Financial Officer & Chief Administrative Officer 3

Condensed Consolidated Income Statements (Amounts in 000s except per-share amounts) (Unaudited) 4 For the Three Months Ended March 31, 2015 2014 Change Revenues $ 122,338 $ 124,941 $ (2,603) Operating costs 93,870 94,702 (832) Depreciation and amortization expense 3,082 2,989 93 Selling, general and administrative expense¹ 23,056 24,732 (1,676) Operating income 2,330 2,518 (188) Interest and other income (expense), net² (1,155) (614) (541) Income before income taxes 1,175 1,904 (729) Income tax expense (862) (888) 26 Net income $ 313 $ 1,016 $ (703) Diluted earnings per share $ 0.01 $ 0.03 $ (0.02) Weighted-average number of common and common equivalent shares used in computing earnings per common share: Basic 37,750 37,567 Diluted 37,932 37,827 ¹ Includes $0.5 million of incremental professional fees associated with the Company’s 2015 Annual Meeting of Stockholders for the three months ended March 31, 2015. Includes $0.2 million of direct costs associated with the integration of the Furmanite Technical Solutions division for three months ended March 31, 2014. ² Includes $0.2 million related to the write off of debt issuance costs associated with the amendments to the Company's credit facility for the three months ended March 31, 2015.

FURMANITE®

Consolidating Income Statements

(Amounts in 000s except percentages) (Unaudited)

	For the Three Months Ended March 31, 2015				For the Three Months Ended March 31, 2014			
	Technical Services	Engineering & Project Solutions	Corporate[1]	Total	Technical Services	Engineering & Project Solutions	Corporate[1]	Total
Revenues	$ 85,964	$ 36,374	$ –	$ 122,338	$ 87,750	$ 37,191	$ –	$ 124,941
Operating costs	59,845	34,025	–	93,870	60,099	34,603	–	94,702
% of revenues	*69.6%*	*93.5%*		*76.7%*	*68.5%*	*93.0%*		*75.8%*
Depreciation and amortization expense	2,452	479	151	3,082	2,383	489	117	2,989
% of revenues	*2.8%*	*1.3%*		*2.5%*	*2.7%*	*1.3%*		*2.4%*
Selling, general and administrative expense[2]	14,937	1,866	6,253	23,056	17,603	2,856	4,273	24,732
% of revenues	*17.4%*	*5.1%*		*18.8%*	*20.1%*	*7.7%*		*19.8%*
Operating income (loss)	8,730	4	(6,404)	2,330	7,665	(757)	(4,390)	2,518
% of revenues	*10.2%*	*0.0%*		*1.9%*	*8.7%*	*-2.0%*		*2.0%*
Interest and other income (expense), net				(1,155)				(614)
Income before income taxes				1,175				1,904
Income tax expense				(862)				(888)
Net income				$ 313				$ 1,016

[1] Corporate represents certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

[2] The Engineering & Project Solutions segment includes approximately $0.2 million of direct costs associated with the integration of the Furmanite Technical Solutions division for three months ended March 31, 2014. Corporate includes approximately $0.5 million of incremental professional fees associated with the Company's 2015 Annual Meeting of Stockholders for the three months ended March 31, 2015.

5

Revenues Adjusted for Currency Rates 2015 amounts at 2014 exchange rates (Amounts in 000s except percentages) (Unaudited) 6 For the Three Months Ended March 31, 2015 2014 Change % Change Revenues: Americas $ 54,742 $ 52,846 $ 1,896 4% EMEA 21,573 27,224 (5,651) -21% Asia-Pacific 9,649 7,680 1,969 26% Total Technical Services 85,964 87,750 (1,786) -2% Engineering & Project Solutions 36,374 37,191 (817) -2% Total revenues $ 122,338 $ 124,941 $ (2,603) -2% Currency adjusted revenues: Americas $ 54,925 $ 52,846 $ 2,079 4% EMEA 24,381 27,224 (2,843) -10% Asia-Pacific 10,943 7,680 3,263 42% Total currency adjusted Technical Services 90,249 87,750 2,499 3% Engineering & Project Solutions 36,374 37,191 (817) -2% Total currency adjusted revenues $ 126,623 $ 124,941 $ 1,682 1%

Operating Income Adjusted for Currency Rates 2015 amounts at 2014 exchange rates (Amounts in 000s) (Unaudited) 7 For the Three Months Ended March 31, 2015 2014 Change Operating income (loss): Americas $ 6,415 $ 3,877 $ 2,538 EMEA 1,236 3,437 (2,201) Asia-Pacific 1,079 351 728 Total Technical Services 8,730 7,665 1,065 Engineering & Project Solutions 4 (757) 761 Corporate (6,404) (4,390) (2,014) Total operating income $ 2,330 $ 2,518 $ (188) Currency adjusted operating income (loss): Americas $ 6,415 $ 3,877 $ 2,538 EMEA 1,261 3,437 (2,176) Asia-Pacific 1,246 351 895 Total currency adjusted Technical Services 8,922 7,665 1,257 Engineering & Project Solutions 4 (757) 761 Corporate (6,404) (4,390) (2,014) Total currency adjusted operating income $ 2,522 $ 2,518 $ 4

Condensed Consolidated Balance Sheets (Amounts in 000s) 8 Unaudited March 31, December 31, 2015 2014 Cash $ 29,092 $ 33,753 Trade receivables, net 113,835 110,219 Inventories, net 38,939 37,383 Other current assets 20,695 21,335 Total current assets 202,561 202,690 Property and equipment, net 50,424 51,930 Other assets 28,838 29,551 Total assets $ 281,823 $ 284,171 Total current liabilities $ 58,347 $ 56,067 Total long-term debt 59,891 61,853 Other liabilities 22,696 23,787 Total stockholders' equity 140,889 142,464 Total liabilities and stockholders' equity $ 281,823 $ 284,171

Condensed Consolidated Statements of Cash Flows (Amounts in 000s) (Unaudited) 9 For the Three Months Ended March 31, 2015 2014 Net income $ 313 $ 1,016 Depreciation, amortization and other non-cash items 3,414 2,823 Working capital changes (5,059) (4,953) Net cash used in operating activities (1,332) (1,114) Capital expenditures (1,764) (1,679) Proceeds from issuance of debt 35,600 – Payments on debt (35,452) (909) Debt issuance costs (531) – Other, net (257) (126) Effect of exchange rate changes on cash (925) 395 Decrease in cash and cash equivalents (4,661) (3,433) Cash and cash equivalents at beginning of period 33,753 33,240 Cash and cash equivalents at end of period $ 29,092 $ 29,807

Furmanite Corporation QUARTER ENDED MARCH 31, 2015 Operations Review  Joseph E. Milliron, Chairman of the Board, Chief Executive Officer & President 10

The Americas¹ EMEA APAC ¹ Included in the Americas is Engineering & Project Solutions •1,914 technicians & engineers •74% of YTD revenues •45 locations •403 technicians & engineers •18% of YTD revenues •24 locations •183 technicians & engineers •8% of YTD revenues •16 locations •990 technicians & engineers •30% of YTD revenues •5 locations As of March 31, 2015 11

Furmanite Corporation Review of 1Q 2015 May 11, 2015 www.furmanite.com 12

Furmanite Corporation QUARTER ENDED MARCH 31, 2015 Supplemental Information 13

14 Geographic Data – On-line Technical Services Revenues (Amounts in 000’s) (Unaudited) Total Americas EMEA APAC On-line Services 1st Qtr. 2015 $ 34,955 $ 24,674 $ 8,700 $ 1,581 On-line Services 1st Qtr. 2014 34,377 18,988 12,905 2,484 Variance $ 578 $ 5,686 $ (4,205) $ (903)

Geographic Data – Off-line Technical Services Revenues (Amounts in 000’s) (Unaudited) 15 Total Americas EMEA APAC Off-line Services 1st Qtr. 2015 $ 37,964 $ 22,295 $ 8,085 $ 7,584 Off-line Services 1st Qtr. 2014 43,529 27,689 11,221 4,619 Variance $ (5,565) $ (5,394) $ (3,136) $ 2,965

Geographic Data – Engineering & Project Solutions Revenues (Amounts in 000’s) (Unaudited) 16 Total ¹ Engineering & Project Solutions 1st Qtr. 2015 $ 36,374 Engineering & Project Solutions 1st Qtr. 2014 37,191 Variance $ (817) ¹ Substantially all of the operations of the Engineering & Project Solutions segment are conducted in the Americas.